SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 14, 2006

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavík, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure

On August 14, 2006, deCODE genetics, Inc. issued the following press release:

deCODE Initiates Phase I Clinical Program for DG051 for the Prevention of Heart Attack

Reykjavik, ICELAND, August 14, 2006 – deCODE genetics (Nasdaq:DCGN) today announced that it has begun enrolling patients in its Phase I clinical development program for DG051, the company’s follow-on developmental compound for the prevention of heart attack. The ascending-dose, double-blind, randomized, placebo-controlled study will examine the safety and tolerability profile of DG051 as well as pharmacokinetics and pharmacodynamics.

“We are executing on our strategy to target the leukotriene pathway to develop new drugs for the prevention of heart attack. This work is built on our pioneering discoveries in human genetics, which have given us novel insights into the biology of heart attack and enabled us to take the lead in addressing this pathway to develop new therapeutics and diagnostics,” said Kari Stefansson, CEO of deCODE.

DG051 is a novel small-molecule inhibitor of leukotriene A4 hydrolase (LTA4H), the protein made by one of the genes in the leukotriene pathway deCODE has linked to risk of heart attack. Like DG031, the company’s lead compound for the prevention of heart attack now in a Phase III clinical trial, DG051 is designed to decrease risk of heart attack by decreasing the production of leukotriene B4 (LTB4), an end product of the leukotriene pathway and a potent promoter of inflammation. DG051 was discovered by deCODE’s structural biology and chemistry groups, and in preclinical studies it has been shown in human blood ex vivo and in animal models to be a potent inhibitor of LTB4 production.

About deCODE
deCODE genetics (NASDAQ:DCGN) is a global leader in applying human genetics to develop drugs for common diseases. Our population approach has enabled us to discover and target key biological pathways involved in conditions ranging from heart attack to cancer. We are turning these discoveries into new medicine to better treat and prevent many of the biggest challenges to public health. deCODE is delivering on the promise of the new genetics.SM Visit us on the web at www.decode.com.

Any statements contained in this presentation that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, those relating to technology and product development, integration of acquired businesses, market acceptance, government regulation and regulatory approval processes, intellectual property rights and litigation, dependence on collaborative relationships, ability to obtain financing, competitive products, industry trends and other risks identified in deCODE’s filings with the Securities and Exchange Commission. deCODE undertakes no obligation to update or alter these forward-looking statements as a result of new information, future events or otherwise.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

	By:	/s/ KARI STEFANSSON
Kari Stefansson,
President, Chief Executive Officer

Dated: August 15, 2006